SHAREHOLDERS’ EQUITY	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 13 – SHAREHOLDERS’ EQUITY

Capital stock and capital surplus

The change in the number of issued shares of capital stock during the years ended December 31, 2024, 2023 and 2022 are as follows:

	For the Years Ended December 31,
	2024	2023	2022
Balance at the beginning of the year	260,891	239,489	237,889
Share issuance upon initial public offering	-	18,750	-
Exercise of stock options	5,652	2,652	1,600
Balance at the end of the year	266,543	260,891	239,489

All of the issued shares as of December 31, 2024 and 2023 have been paid in full.

Under the Companies Act of Japan (the “Companies Act”), issuances of capital stock, including conversions of bonds and notes, are required to be credited to the capital stock account for at least 50% of the proceeds and to the legal capital surplus account (“legal capital surplus”) for the remaining amounts.

The Companies Act permits that capital stock, capital surplus and retained earnings can be transferred among these accounts under certain conditions upon the approval of a General Meeting of Shareholders. The Companies Act limits the increase of paid-in capital in case disposition of treasury stock and issuance of common stock are performed at the same time.

On April 4, 2023, the Company closed its IPO on the NASDAQ Capital Market under the symbol “SYT”. The Company offered 1,875,000 American Depositary Shares (“ADSs”), equivalent to 18,750 common shares, at US$8.00 per ADS. Net proceeds raised by the Company from the IPO amounted to JPY1,801,633 after deducting underwriting discounts and commissions and other offering expenses. The offering costs of JPY81,602 were charged against the proceeds from the offering.

Share repurchase program

On July 6, 2023, the Board of Directors approved a share repurchase program (“2023 Share Repurchase Program”), pursuant to which the Company is authorized to repurchase up to JPY200 million of its outstanding ADSs. The timing and amount of repurchases under the program are determined by the Company’s management based on its evaluation of market conditions and other factors. This program has no pre-determined termination date and may be suspended or discontinued at any time.

During the year ended December 31, 2024, the Company repurchased 21,542 shares of ADSs at an average price of US$2.76 per ADS totaling approximately JPY9 million under the 2023 Share Repurchase Program. During the period from July 6, 2023 through December 31, 2023, the Company repurchased 14,188 shares of ADSs at an average price of US$6.73 per ADS totaling approximately JPY14 million under the 2023 Share Repurchase Program. As of December 31, 2024 and 2023, approximately JPY177 million and JPY186 million, respectively, remained available under the 2023 Share Repurchase Program.

Legal reserve set aside as appropriation of retained earnings and legal capital surplus

Retained earnings consist of legal reserves and accumulated earnings. The Companies Act provides that an amount at least equal to 10% of the aggregate amount of cash dividends and certain appropriations of retained earnings associated with cash outlays applicable to each period shall be appropriated and set aside as a legal reserve until the aggregate amount of legal reserve set aside as an appropriation of retained earnings and the legal capital surplus equals 25% of stated capital as defined in the Companies Act. Legal reserves may be used to eliminate or reduce a deficit or be transferred to other retained earnings upon approval of the General Meeting of Shareholders.

Capital contribution from noncontrolling shareholder

On April 26, 2024, SYLA Co entered into a share allotment agreement with Cumica, pursuant to which SYLA Co agreed to issue 45 shares of capital stock to Cumica for cash consideration of JPY301,045. On April 30, 2024, SYLA Co received capital contribution of JPY301,045 in cash from Cumica, and Cumica became a noncontrolling shareholder of SYLA Co.